PROJECT SPACE


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BOARD DISCUSSION MATERIALS
MARCH 29, 2000

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TABLE OF CONTENTS

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Section 1       Executive Summary

Section 2       Valuation Analysis

Section 3       Alternative Transaction Structures

Section 4       Operating Business Valuation

Section 5       Venus Overview

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SECTION 1
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EXECUTIVE SUMMARY

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EXECUTIVE SUMMARY
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SUMMARY OF PROPOSAL

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o STAR'S BOARD HAS RECEIVED AN INTEGRATED MERGER PROPOSAL FROM VENUS AND A FINANCIAL BUYER GROUP


o UNDER THIS PROPOSAL, STAR WOULD MERGE INTO VENUS, WITH THE CONDITION THAT STAR'S OPERATING BUSINESSES ARE SOLD TO THE FINANCIAL BUYER GROUP IMMEDIATELY PRIOR TO CLOSING OF THE MERGER

    - Star shareholders would receive Venus shares and cash as merger consideration

    - Indicated value of approximately $77.50 per share (0.47 shares of Venus and $5 of cash), based on current prices(1)

    - Prior to the closing of the merger, the Financial Buyer Group would acquire operating assets (with $800 million of working capital cash) for $2.0 billion and assume golden parachute liabilities up to $100 million

    - Venus would receive Star's 128.1 million Venus shares for 109.3 million newly issued Venus shares

        - Venus would issue additional Venus shares for certain Star investments, valued at their after tax value and specified liquidity discounts for a total number of shares of approx. 112.6 million

        - Venus may also elect to deliver an additional $750 million of stock in exchange for additional cash being retained for Venus's benefit

    - Additional payments may be available to Star shareholders post-closing based on potential tax refunds or other credits

o PROPOSED STRUCTURE APPEARS ATTRACTIVE RELATIVE TO ALTERNATIVE TRANSACTION STRUCTURES

    -   Significant premium versus most status quo outcomes

    - Venus shares received directly by Star shareholders in a tax-efficient manner

    -   No uncertainty regarding future trading valuation of drives business

    -   Eliminates uncertainty related to trading value of an "HoldCo" structure

    -   Can be executed relatively near-term

Note

1. All values in this presentation relating to the merger consideration are based on Venus share price of $154.94 as of 3/28/00 and tax assumptions and transaction mechanics based on Star management estimates.

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EXECUTIVE SUMMARY
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TRANSACTION SUMMARY

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MAJOR TRANSACTION TERMS

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VENUS MERGER:

o   At closing of the merger with Venus, Star will hold securities and cash:

    - all Venus shares currently held by Star (128.1 million shares post split)

    -   other investments (SanDisk, Gadzoox, CVC, Dragon)

    - $500 million cash, at Venus' option (decided at closing), can be increased to $750 million if Star sells $200 million or more of securities prior to closing

o   Venus will issue shares to Star Shareholders (the "Stock Consideration"):

    - 109.3 million Venus shares (14.6257% nominal discount to underlying shares; 10.3% effective discount)

    - Additional Venus shares for securities, valued at after-tax values at specified liquidity discounts(1) (approx. 3.3 million shares based on current prices)

    - Additional shares for $500 million of cash (approx. 3.2 million shares based on current prices), if applicable

    -   Actual shares for investments/cash to be determined at closing

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FINANCIAL BUYER ACQUISITION:

o Prior to closing of the merger, the Financial Buyer Group will purchase Star's operating businesses:

    -   Operating Assets: Disc Drives, Software, Tape, XIOtech

    -   $800 million cash

o   Consideration Paid:

    -   $2.0 billion

    -   assumption of excess parachute payment liability up to $100 million

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OTHER CASH:

o Shareholders will receive cash at closing in the merger (the "Cash Consideration") (approx. $1.3 billion, or $5 per share)

    -   excess cash

    -   tax liability

    -   debt

    -   options adjustments

o Star shareholders to receive potential additional cash payment related to any tax refund after the final tax return has been filed (six to nine months after closing)

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ESTIMATED VALUE TO BE RECEIVED BY STAR SHAREHOLDERS:

o   Approximate value per share: $77.50 (as of 3/28/00)

    -   0.47 Venus shares

    -   $5 cash

o   Additional tax payment: up to an estimated $1.60 per share

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Note:

1.  Discount is 20% for SanDisk and 40% for other investments.

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EXECUTIVE SUMMARY
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OTHER TRANSACTION TERMS

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ADDITIONAL TRANSACTION TERMS

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ACCOUNTING TREATMENT:

Purchase Accounting for both transactions

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TAX TREATMENT:

o Stock portion of merger consideration tax-free to Star shareholders; cash portion taxable

o   Sale of operating business: taxable transaction to Star

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RESTRICTED STOCK:

vesting TBD

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OPTIONS TREATMENT:

$200 million of in-the-money amount to be rolled into new operating company; remainder to be accelerated

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TREATMENT OF DEBT:

Debt to be defeased or retired prior to Closing

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EXCLUDED LIABILITIES:

- Star to assume some operating liabilities: Accrued Interest, Accrued Stock Purchase Plan Costs, Accrued Bonuses, Accrued Profit Sharing

- Star to extinguish Canadian tax liability associated with recapitalization of Star Software prior to closing (ruling, settlement or payment); potential to obtain refund

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FINANCING COMMITMENT:

Signed commitment letters submitted by Financial Buyer Group

-   $640MM senior debt

-   $400MM subordinated debt

-   $200MM senior revolving debt

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INDEMNIFICATION:

Financial Buyer Group to indemnify Venus against all tax and other liabilities not relating to the Venus shares

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REPRESENTATIONS AND WARRANTIES:

Customary public company representations and warranties

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CLOSING CONDITIONS:

Star and Venus shareholder votes; regulatory approval; cross-conditioned on Financial Buyer acquisition

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EXECUTIVE SUMMARY
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ANALYSIS OF ASSETS ACQUIRED

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o   TWO STEP TRANSACTION:

    - OPERATING BUSINESS IS SOLD TO FINANCIAL BUYER GROUP AND DEBT IS RETIRED AND OPTIONS ARE EXERCISED

    -   VENUS MERGES WITH REMAINING STAR FOR STOCK AND CASH

o   VENUS MAY ALSO ELECT TO ISSUE ADDITIONAL STOCK FOR $500 MILLION OF CASH



                                  [FLOW CHART]


Notes:

(1)  Assumes Venus elects to issue shares for $500 million of cash.

(2)  Includes X10tech and telecoms business.

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EXECUTIVE SUMMARY
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SUMMARY OF MERGER CONSIDERATION
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o THE INDICATED VALUE OF THE PROPOSAL IS APPROXIMATELY $77.50 PER SHARE, BASED ON CURRENT PRICES

o   STAR SHAREHOLDERS MAY BE ENTITLED TO ADDITIONAL PAYMENTS FOR TAX REFUNDS


                                    VENUS ISSUES SHARES FOR $500MM OF CASH              VENUS ISSUES NO SHARES FOR CASH
                                  -------------------------------------------      -------------------------------------------
                                                                    APPROX.                                          APPROX.
                                    VENUS         APPROXIMATE        VALUE          VENUS         APPROXIMATE         VALUE
                                    SHARES          TOTAL           PER STAR        SHARES           TOTAL           PER STAR
                                    ISSUED         VALUE(1)         SHARE(2)        ISSUED          VALUE(1)         SHARE(2)
                                  ----------      -----------      ----------      ----------     -----------       ----------
Buyer Purchase Price                              $  2,000.0                                       $  2,000.0
Less: Cash Retained by Venus                      ($   500.0)                                      $      0.0
Plus: Net Excess Cash                             ($   248.9)                                      ($   248.9)
                                                  ----------       ----------                      ----------       ----------
  Cash Consideration                              $  1,251.1       $     5.05                      $  1,751.1       $     7.07

Venus Shares                          109.33      $ 16,939.4                           109.33      $ 16,939.4
Investments                             3.26      $    505.1                             3.26      $    505.1
Retained Venus Cash                     3.23      $    500.0                             0.00      $      0.0
                                  ----------      ----------       ----------      ----------      ----------       ----------
  Stock Consideration                 115.82      $ 17,944.4       $    72.43          112.59      $ 17,444.4       $    70.41

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TOTAL                                             $ 19,195.5       $    77.48                      $ 19,195.5       $    77.48
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Potential Tax Refund                              $    396.8       $     1.60                      $    396.8       $     1.60
POTENTIAL TOTAL                                   $ 19,592.3       $    79.08                      $ 19,592.3       $    79.08



Notes:

(1) Reflects Venus closing price of $154.94 as of 3/28/00.

(2) Reflects total net shares in merger of 247.7MM.

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EXECUTIVE SUMMARY
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REALIZED VALUE FOR STAR SHAREHOLDERS
($MM, EXCEPT PER SHARE AMOUNTS)

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                                       APPROXIMATE VALUE PER STAR SHARE   PREMIUM TO STAR(5)     PREMIUM TO UNAFFECTED STAR(6)
                                       -------------------------------- ----------------------  -------------------------------
                            PREMIUM /                                   3/28/2000   30-DAY AVG  3/8/2000  10-DAY AVG 30-DAY AVG
                PRO FORMA  (DISCOUNT)    VENUS                          ---------   ----------  --------  ---------- ----------
 VENUS PRICE   VENUS PRICE TO CURRENT  STOCK(1)(2)   CASH(3)   TOTAL(4)  $68.00       $57.38     $54.50     $51.27     $46.53
-------------  ----------- ----------  -----------   -------   -------- ---------   ----------  --------  ---------- ----------
                 $110.00        (29%)    $ 53.55     $  5.14   $ 58.70       (14%)         2%         8%        14%        26%
 30 Day Avg.     $119.70        (23%)    $ 57.63     $  5.12   $ 62.75        (8%)         9%        15%        22%        35%
                 $120.00        (23%)    $ 57.76     $  5.12   $ 62.88        (8%)        10%        15%        23%        35%
                 $130.00        (16%)    $ 61.96     $  5.09   $ 67.06        (1%)        17%        23%        31%        44%
                 $140.00        (10%)    $ 66.16     $  5.07   $ 71.24         5%         24%        31%        39%        53%
 10 Day Avg.     $140.50         (9%)    $ 66.37     $  5.07   $ 71.44         5%         25%        31%        39%        54%
                 $150.00         (3%)    $ 70.36     $  5.06   $ 75.42        11%         31%        38%        47%        62%
  5 Day Avg.     $153.25         (1%)    $ 71.72     $  5.05   $ 76.77        13%         34%        41%        50%        65%
                 ------------------------------------------------------------------------------------------------------------
    Current      $154.94          0%     $ 72.43     $  5.05   $ 77.48        14%         35%        42%        51%        67%
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   3/8/2000      $158.81          3%     $ 74.06     $  5.04   $ 79.10        16%         38%        45%        54%        70%
                 $160.00          3%     $ 74.56     $  5.04   $ 79.60        17%         39%        46%        55%        71%
All-Time High    $168.69          9%     $ 78.20     $  5.03   $ 83.23        22%         45%        53%        62%        79%
                 $170.00         10%     $ 78.75     $  5.03   $ 83.78        23%         46%        54%        63%        80%
                 $180.00         16%     $ 82.94     $  5.02   $ 87.96        29%         53%        61%        72%        89%
                 $190.00         23%     $ 87.13     $  5.01   $ 92.14        35%         61%        69%        80%        98%
                 $200.00         29%     $ 91.32     $  5.00   $ 96.32        42%         68%        77%        88%       107%
                 $210.00         36%     $ 95.51     $  4.99   $100.50        48%         75%        84%        96%       116%
                 $220.00         42%     $ 99.70     $  4.98   $104.68        54%         82%        92%       104%       125%

Notes:

(1) Based on exchange discount of 14.6257% post Venus shares post-liquidity, post-tax investments and $500MM of cash.

(2) Based on Star's ownership of 128.1MM Venus shares and Venus closing price of $154.94 as of 3/28/00.

(3) Assumes Venus elects to retain $500.0MM of cash; Star tax basis of assets sold of $2,002.2MM, corporate tax rate of 40.0% and transaction costs of $150.0MM.

(4) Based on Star pro forma shares of 247.7MM, including common shares of 227.1MM and net exercised options of 30.6MM.

(5) Analysis based on trading days; averages are for trading period ending 3/28/00.

(6) Analysis based on trading days; averages are for unaffected trading period ending 3/8/00.

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EXECUTIVE SUMMARY
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TRANSACTION CONSIDERATIONS

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BENEFITS:

+   Delivers Venus shares to Star shareholders in tax-efficient manner

+   Significant premium to historical share price

+ Fixed cash amount received for drives and other operating businesses (no exposure to public market valuation)

+ No execution risk on drives business post-closing, including industry conditions, market conditions, and management retention



ISSUES:

-   Exposure to Venus stock valuation

-   Lose potential upside on other businesses (software, telecom, SAN)

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SECTION 2
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VALUATION ANALYSIS

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VALUATION ANALYSIS
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IMPLIED VALUATION OF THE OPERATING BUSINESSES

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                                      EQUITY VALUE ($MM)
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                                      AFTER-TAX VALUE OF       IMPLIED VALUE OF
  DATE                 STAR         SECURITIES AND CASH (1)   OPERATING BUSINESS
---------            ---------      -----------------------   ------------------
28-Mar-00            $16,915.9            $13,443.8                $ 3,472.1
27-Mar-00             17,896.6             14,535.7                  3,361.0
24-Mar-00             17,700.5             14,015.0                  3,685.5
23-Mar-00             17,406.3             13,708.7                  3,697.6
22-Mar-00             16,965.0             13,959.7                  3,005.3
21-Mar-00             16,180.4             12,910.1                  3,270.3
20-Mar-00             16,392.9             12,406.5                  3,986.4
17-Mar-00             17,112.1             14,096.2                  3,015.8
16-Mar-00             16,491.0             13,128.8                  3,362.2
15-Mar-00             14,533.7             11,726.6                  2,807.0
14-Mar-00             16,147.7             13,438.2                  2,709.6
13-Mar-00             17,308.2             14,260.5                  3,047.7
10-Mar-00             16,000.6             14,501.1                  1,499.5
09-Mar-00             14,545.9             14,129.6                    416.3
08-Mar-00             13,385.4             13,829.2                   (443.7)        3/8/00 - CNBC story speculates about a
07-Mar-00             13,532.5             14,152.3                   (619.8)                 transaction with Venus
06-Mar-00             13,663.3             13,767.7                   (104.4)
03-Mar-00             13,483.5             12,922.8                    560.7
02-Mar-00             12,600.9             12,004.3                    596.6
01-Mar-00             12,453.8             11,825.8                    628.0
29-Feb-00             11,636.5             11,601.4                     35.1
28-Feb-00             11,603.8             11,079.9                    523.9
25-Feb-00             11,326.0             10,710.5                    615.4
24-Feb-00             11,718.3             11,115.9                    602.4
23-Feb-00             11,309.6             10,753.7                    556.0
22-Feb-00             10,721.2             10,173.7                    547.5
18-Feb-00             10,901.0             10,239.0                    662.0
17-Feb-00             11,342.3             10,277.2                  1,065.1
16-Feb-00             11,554.8              9,873.5                  1,681.3
15-Feb-00             11,293.3              9,856.4                  1,436.9
14-Feb-00             11,195.2              9,991.4                  1,203.8
11-Feb-00             11,276.9             10,179.0                  1,097.9
10-Feb-00             11,571.2             10,484.7                  1,086.4
09-Feb-00             11,031.8              9,775.6                  1,256.2
08-Feb-00             11,129.8             10,025.8                  1,104.0
07-Feb-00             10,884.7              9,319.1                  1,565.5
04-Feb-00             10,508.7              9,361.6                  1,147.2
03-Feb-00             10,165.5              9,284.1                    881.4
02-Feb-00             10,034.7              9,179.7                    855.0
01-Feb-00              9,854.9              9,224.2                    630.8
31-Jan-00              9,528.0              8,770.8                    757.2
28-Jan-00              9,658.8              9,177.7                    481.1
27-Jan-00              9,724.2              9,407.5                    316.7
26-Jan-00              9,953.0              9,320.5                    632.6
25-Jan-00             10,002.0              9,466.5                    535.6
24-Jan-00              9,756.9              9,026.1                    730.7

21-Jan-00             10,214.5             10,069.8                    144.7
20-Jan-00             10,198.2              9,256.8                    941.4
19-Jan-00              9,904.0              8,827.6                  1,076.3
18-Jan-00             10,230.9              8,817.3                  1,413.6
14-Jan-00             10,427.0              8,758.5                  1,668.5
13-Jan-00              9,985.7              8,414.1                  1,571.6
12-Jan-00              9,854.9              7,705.9                  2,149.1
11-Jan-00             10,639.5              8,009.7                  2,629.8
10-Jan-00             10,181.8              8,615.4                  1,566.5
07-Jan-00              9,773.2              7,616.1                  2,157.1
06-Jan-00              9,511.7              7,085.1                  2,426.6
05-Jan-00             10,018.4              7,769.5                  2,248.9
04-Jan-00             10,083.8              7,931.7                  2,152.1
03-Jan-00             11,162.5              8,533.1                  2,629.4
31-Dec-99             11,309.6              8,592.1                  2,717.5
30-Dec-99             11,375.0              8,276.9                  3,098.2
29-Dec-99             11,538.5              8,446.8                  3,091.6
28-Dec-99             11,407.7              8,202.0                  3,205.7
27-Dec-99             11,800.0              8,115.9                  3,684.1
23-Dec-99             11,326.0              8,600.7                  2,725.3
22-Dec-99             10,737.6              8,140.2                  2,597.4
21-Dec-99             10,373.9              7,608.6                  2,765.3
20-Dec-99             10,574.1              7,721.8                  2,852.3
17-Dec-99             10,721.2              7,323.7                  3,397.5
16-Dec-99             10,835.6              7,108.8                  3,726.8
15-Dec-99              9,805.9              6,863.7                  2,942.2
14-Dec-99              9,577.1              6,575.2                  3,001.8
13-Dec-99              9,871.3              6,859.5                  3,011.8
10-Dec-99              9,282.9              6,933.6                  2,349.2
09-Dec-99              9,397.3              6,871.9                  2,525.4
08-Dec-99              9,462.7              6,706.1                  2,756.5
07-Dec-99              9,364.6              6,635.4                  2,729.2
06-Dec-99              9,593.4              6,662.4                  2,931.0
03-Dec-99              9,528.0              6,774.7                  2,753.3
02-Dec-99              9,168.5              6,429.5                  2,738.9
01-Dec-99              9,005.0              6,152.2                  2,852.8
30-Nov-99              8,808.9              6,026.3                  2,782.6
29-Nov-99              9,201.1              6,485.3                  2,715.9
26-Nov-99              9,135.8              6,675.4                  2,460.3
24-Nov-99              9,315.6              6,520.5                  2,795.1
23-Nov-99              9,495.3              6,453.2                  3,042.1
22-Nov-99              9,642.5              6,595.5                  3,047.0
19-Nov-99              9,266.5              6,295.2                  2,971.3
18-Nov-99              8,890.6              6,055.3                  2,835.3
17-Nov-99              8,531.0              5,761.2                  2,769.8
16-Nov-99              8,939.6              5,826.8                  3,112.8
15-Nov-99              9,005.0              5,456.7                  3,548.3
12-Nov-99              8,808.9              5,309.2                  3,499.6
11-Nov-99              8,269.5              5,233.3                  3,036.2
10-Nov-99              8,416.6              5,324.1                  3,092.5
09-Nov-99              8,106.0              5,265.4                  2,840.6
08-Nov-99              7,893.5              5,130.0                  2,763.6

05-Nov-99              7,517.6              5,007.3                  2,510.3
04-Nov-99              7,403.2              5,012.1                  2,391.1
03-Nov-99              7,092.6              4,926.1                  2,166.5
02-Nov-99              6,912.9              4,815.3                  2,097.6
01-Nov-99              6,782.1              4,871.2                  1,910.9
29-Oct-99              6,831.1              4,899.4                  1,931.8
28-Oct-99              6,536.9              4,660.2                  1,876.7
27-Oct-99              6,193.7              4,402.2                  1,791.4
26-Oct-99              6,144.6              4,283.8                  1,860.8
25-Oct-99              6,210.0              4,452.2                  1,757.8
22-Oct-99              6,324.4              4,450.8                  1,873.7
21-Oct-99              6,275.4              4,409.6                  1,865.8
20-Oct-99              6,716.7              4,322.8                  2,393.9
19-Oct-99              6,487.9              4,096.0                  2,391.9
18-Oct-99              6,340.8              4,091.7                  2,249.1
15-Oct-99              6,618.6              4,324.8                  2,293.9
14-Oct-99              6,814.8              4,015.3                  2,799.4
13-Oct-99              6,847.5              4,068.3                  2,779.1
12-Oct-99              7,337.8              4,128.9                  3,208.9
11-Oct-99              7,435.9              4,203.0                  3,232.9
08-Oct-99              6,961.9              4,062.7                  2,899.2
07-Oct-99              7,092.6              4,114.6                  2,978.0
06-Oct-99              7,435.9              4,189.9                  3,246.0
05-Oct-99              7,337.8              4,160.3                  3,177.5
04-Oct-99              7,272.4              3,916.4                  3,356.1
01-Oct-99              7,158.0              3,762.4                  3,395.6
30-Sep-99              7,141.7              3,833.4                  3,308.2
29-Sep-99              7,043.6              3,872.4                  3,171.2
28-Sep-99              6,912.9              4,004.1                  2,908.8
27-Sep-99              6,945.5              3,895.6                  3,049.9
24-Sep-99              6,831.1              3,905.6                  2,925.5
23-Sep-99              6,978.2              3,889.0                  3,089.3
22-Sep-99              7,484.9              4,024.2                  3,460.7
21-Sep-99              7,566.6              3,880.3                  3,686.4
20-Sep-99              7,762.8              3,980.8                  3,782.0
17-Sep-99              7,632.0              3,966.7                  3,665.4
16-Sep-99              7,484.9              3,743.1                  3,741.9
15-Sep-99              7,550.3              3,698.4                  3,851.9
14-Sep-99              7,484.9              3,671.0                  3,813.9
13-Sep-99              7,762.8              3,613.5                  4,149.3
10-Sep-99              7,926.2              3,795.8                  4,130.5
09-Sep-99              7,713.8              3,806.4                  3,907.4
08-Sep-99              7,795.5              3,696.0                  4,099.5
07-Sep-99              8,285.8              3,626.0                  4,659.9
03-Sep-99              8,482.0              3,626.4                  4,855.5
02-Sep-99              8,024.3              3,513.6                  4,510.8
01-Sep-99              7,991.6              3,468.9                  4,522.8
31-Aug-99              7,811.8              3,398.9                  4,412.9
30-Aug-99              7,860.9              3,348.5                  4,512.4
27-Aug-99              7,730.1              3,404.5                  4,325.6
26-Aug-99              7,713.8              3,488.1                  4,225.7
25-Aug-99              7,713.8              3,521.1                  4,192.6

24-Aug-99              7,828.2              3,460.9                  4,367.3
23-Aug-99              7,795.5              3,436.3                  4,359.2
20-Aug-99              7,615.7              3,340.9                  4,274.8
19-Aug-99              7,632.0              3,124.6                  4,507.4
18-Aug-99              7,452.2              3,204.9                  4,247.4
17-Aug-99              7,239.8              3,230.7                  4,009.1
16-Aug-99              7,158.0              3,227.7                  3,930.4
13-Aug-99              6,782.1              3,149.4                  3,632.7
12-Aug-99              6,520.6              3,068.6                  3,452.0
11-Aug-99              6,618.6              3,125.5                  3,493.1
10-Aug-99              6,471.5              2,949.1                  3,522.4
09-Aug-99              6,455.2              2,968.0                  3,487.2
06-Aug-99              6,455.2              3,103.8                  3,351.4
05-Aug-99              6,128.3              3,207.6                  2,920.7
04-Aug-99              6,144.6              3,070.4                  3,074.3
03-Aug-99              6,242.7              3,143.1                  3,099.6
02-Aug-99              6,373.5              3,185.3                  3,188.1
30-Jul-99              6,161.0              3,236.5                  2,924.5
29-Jul-99              6,193.7              3,103.6                  3,090.1
28-Jul-99              6,291.7              3,202.3                  3,089.5
27-Jul-99              5,948.5              3,144.8                  2,803.7
26-Jul-99              5,866.8              3,255.5                  2,611.3
23-Jul-99              5,817.7              3,388.6                  2,429.2
22-Jul-99              5,703.3              3,367.4                  2,335.9
21-Jul-99              5,899.5              3,336.1                  2,563.4
20-Jul-99              5,817.7              3,267.4                  2,550.3
19-Jul-99              6,046.6              3,445.6                  2,601.0
16-Jul-99              6,079.3              3,396.0                  2,683.2
15-Jul-99              6,978.2              3,131.0                  3,847.3
14-Jul-99              7,043.6              3,110.9                  3,932.7
13-Jul-99              6,471.5              3,028.6                  3,443.0
12-Jul-99              6,602.3              2,988.2                  3,614.1
09-Jul-99              6,536.9              3,061.5                  3,475.4
08-Jul-99              6,275.4              3,063.2                  3,212.2
07-Jul-99              6,291.7              3,050.4                  3,241.4
06-Jul-99              6,046.6              3,092.8                  2,953.8
02-Jul-99              6,144.6              2,925.6                  3,219.0
01-Jul-99              6,112.0              2,882.4                  3,229.5
30-Jun-99              5,834.1              2,671.5                  3,162.6
29-Jun-99              6,259.1              2,641.5                  3,617.6
28-Jun-99              6,880.2              2,646.8                  4,233.4
25-Jun-99              6,847.5              2,615.0                  4,232.5
24-Jun-99              6,847.5              2,642.5                  4,204.9
23-Jun-99              6,945.5              2,670.0                  4,275.6
22-Jun-99              6,880.2              2,663.4                  4,216.7
21-Jun-99              6,961.9              2,636.0                  4,325.9
18-Jun-99              6,635.0              2,562.5                  4,072.5
17-Jun-99              6,553.3              2,559.2                  3,994.1
16-Jun-99              6,716.7              2,575.3                  4,141.4
15-Jun-99              6,733.1              2,561.9                  4,171.1
14-Jun-99              7,207.1              2,542.8                  4,664.3
11-Jun-99              7,190.7              2,570.6                  4,620.1

10-Jun-99              7,158.0              2,571.0                  4,587.0
09-Jun-99              7,174.4              2,632.7                  4,541.6
08-Jun-99              7,305.1              2,653.0                  4,652.1
07-Jun-99              7,762.8              2,695.2                  5,067.6
04-Jun-99              7,354.2              2,631.4                  4,722.8
03-Jun-99              7,632.0              2,558.0                  5,074.0
02-Jun-99              7,354.2              2,571.2                  4,783.0
01-Jun-99              7,043.6              2,550.0                  4,493.7
28-May-99              7,027.3              2,540.2                  4,487.1
27-May-99              7,010.9              2,542.5                  4,468.5
26-May-99              7,043.6              2,434.4                  4,609.2
25-May-99              6,961.9              2,379.0                  4,582.9
24-May-99              6,978.2              2,387.0                  4,591.3
21-May-99              7,174.4              2,411.2                  4,763.2
20-May-99              7,435.9              2,411.9                  5,024.0
19-May-99              7,484.9              2,431.3                  5,053.7
18-May-99              7,337.8              2,422.6                  4,915.2
17-May-99              7,043.6              2,376.9                  4,666.7
14-May-99              7,321.5              2,380.1                  4,941.4
13-May-99              7,370.5              2,363.2                  5,007.3
12-May-99              7,828.2              2,310.0                  5,518.1
11-May-99              7,746.4              2,262.9                  5,483.6
10-May-99              7,583.0              2,219.4                  5,363.6
07-May-99              7,076.3              2,243.5                  4,832.8
06-May-99              6,667.7              2,268.3                  4,399.3
05-May-99              6,978.2              2,274.6                  4,703.6
04-May-99              7,207.1              2,273.7                  4,933.4
03-May-99              6,782.1              2,250.5                  4,531.6
30-Apr-99              6,422.5              2,232.5                  4,190.0
29-Apr-99              6,291.7              2,118.0                  4,173.8
28-Apr-99              6,700.4              2,179.3                  4,521.0
27-Apr-99              7,550.3              2,226.7                  5,323.6
26-Apr-99              6,667.7              2,309.4                  4,358.3
23-Apr-99              6,586.0              2,322.4                  4,263.5
22-Apr-99              6,716.7              2,263.3                  4,453.4
21-Apr-99              6,536.9              2,221.0                  4,315.9
20-Apr-99              6,340.8              2,200.9                  4,139.9
19-Apr-99              6,144.6              2,114.9                  4,029.7
16-Apr-99              6,357.1              2,401.9                  3,955.3
15-Apr-99              6,635.0              2,445.0                  4,190.0
14-Apr-99              6,504.2              2,498.5                  4,005.7
13-Apr-99              6,095.6              2,430.8                  3,664.8
12-Apr-99              5,997.5              2,364.6                  3,632.9
09-Apr-99              6,569.6              2,377.3                  4,192.3
08-Apr-99              7,223.4              2,364.2                  4,859.2
07-Apr-99              7,060.0              2,430.4                  4,629.6
06-Apr-99              7,174.4              2,542.3                  4,632.1
05-Apr-99              7,288.8              2,525.1                  4,763.7
01-Apr-99              7,010.9              2,432.1                  4,578.8
31-Mar-99              6,863.8              2,406.6                  4,457.2
30-Mar-99              6,569.6              2,480.9                  4,088.8
29-Mar-99              6,536.9              2,509.7                  4,027.2

26-Mar-99              6,324.4              2,349.8                  3,974.6

================================================================================

Note:

1. After-Tax value of securities and net cash based on after-tax value of holdings of 128.1MM shares of Venus, 4.1MM shares of SanDisk, 5.1MM shares of Gadzoox Networks, 2.4MM shares of CVC, $225.7MM holding in Dragon Systems, and $480MM in net cash after repatriation. Assumes tax rate of 40%.

PROJECT SPACE

- The merger consideration reflects a 15% - 45% premium to Star's stock price over recent trading periods



================================================================================
VALUATION ANALYSIS
================================================================================

IMPLIED HISTORICAL TRANSACTION PREMIUM ANALYSIS

--------------------------------------------------------------------------------

                                       IMPLIED VALUE OF
                                            MERGER
    PERIOD               VENUS PRICE    CONSIDERATION       STAR PRICE        IMPLIED PREMIUM
--------------           -----------   ----------------  ----------------     ---------------
CURRENT(1)

  3/28/2000                  $155            $ 77               $ 68                 14%

  30-Day Average             $143            $ 73               $ 57                 26%

UNAFFECTED(2)

  3/8/2000                   $159            $ 79               $ 55                 45%

  5-Day Average              $153            $ 77               $ 54                 41%

  10-Day Average             $140            $ 71               $ 51                 39%

  30-Day Average             $120            $ 63               $ 47                 35%

  60-Day Average             $105            $ 56               $ 45                 26%

  120-Day Average            $ 76            $ 45               $ 39                 15%

Notes:

(1) Analysis based on trading period ending 3/28/00.

(2) Analysis based on trading days; averages are for trading period ending
    3/8/00.

PROJECT SPACE

- THE MERGER CONSIDERATION FROM VENUS REFLECTS A 47% PREMIUM TO THE UNDERLYING AFTER-TAX VALUE OF STAR'S INVESTMENTS



================================================================================
VALUATION ANALYSIS
================================================================================

VALUE REALIZED FOR VENUS SHARES / OTHER INVESTMENTS
($MM)

--------------------------------------------------------------------------------

                                                                    VENUS              WITH OTHER
                                                                  SHARES ONLY         SECURITIES(1)
                                                                  -----------         -------------
Underlying Shares                                                     128.1                128.1
Shares Received                                                       109.3                112.6
  "Nominal Discount"(1)                                             14.6257%                12.1%
Value of Venus Shares Received by Star Shareholders                $ 16,939             $ 17,444
------------------------------------------------------------------------------------------------
"Nominal" Premium to After-Tax Value                                     42%                  40%
================================================================================================
Value Lost by Star vs. Pre-Tax Venus Value                         $  3,049             $  3,049
Portion of discount "recovered" by Star shareholders(2)            $    857             $    857
Total Value to Star Shareholders                                   $ 17,797             $ 18,302
  "Effective Discount"(2)                                              10.3%                 7.8%
------------------------------------------------------------------------------------------------
"Effective" Premium to After-Tax Value                                   49%                  47%
================================================================================================

 Notes:

(1) Reflects discount to underlying shares held by Star.

(2) Reflects benefit accruing to Star shareholders through their pro forma 30% stake in Venus, based on 5.1% financial accretion to Venus.

--------------------------------------------------------------------------------
TAXABLE SALE VS. VENUS MERGER
$Bn
--------------------------------------------------------------------------------

                                  [BAR GRAPH]


                                    $12.5Bn
        Current after-tax value of Venus stake and Other Investments(1)


                                     $17.4Bn
                 Value of Venus stake and investments realized

--------------------------------------------------------------------------------

Note:

(1) Other investments valued at stipulated liquidity discounts.

PROJECT SPACE

================================================================================
VALUATION ANALYSIS
================================================================================

OPERATING COMPANY VALUATION MATRIX
($MM)

--------------------------------------------------------------------------------


                                                                            Equity Value / Cash Net Income(1)
                              Aggregate      Equity        -----------------------------------------------------------------------
                               Value /       Value /                     Base Case                  Upside Case   Sensitivity Case
                 Aggregate     CY2000E       CY2000E       -------------------------------------    -----------   ----------------
Equity Value      Value(1)     Revenue       Revenue        CY2000E       CY2001E       CY2002E       CY2002E         CY2002E
------------     ---------    ---------     ---------      ---------     ---------     ---------    -----------   ----------------
----------------------------------------------------------------------------------------------------------------------------
Statistic:                      $7,018        $7,018        $  147        $  217        $  318        $  584          $  213
============================================================================================================================
$1,700            $  950         0.14x         0.24x         11.5x          7.8x          5.3x          2.9x            8.0x
$1,800            $1,050         0.15x         0.26x         12.2x          8.3x          5.7x          3.1x            8.5x
$1,900            $1,150         0.16x         0.27x         12.9x          8.7x          6.0x          3.3x            8.9x
----------------------------------------------------------------------------------------------------------------------------
$2,000            $1,250         0.18x         0.28x         13.6x          9.2x          6.3x          3.4x            9.4x
----------------------------------------------------------------------------------------------------------------------------
$2,100            $1,350         0.19x         0.30x         14.2x          9.7x          6.6x          3.6x            9.9x
$2,200            $1,450         0.21x         0.31x         14.9x         10.1x          6.9x          3.8x           10.3x
$2,300            $1,550         0.22x         0.33x         15.6x         10.6x          7.2x          3.9x           10.8x
$2,400            $1,650         0.24x         0.34x         16.3x         11.0x          7.5x          4.1x           11.3x



Notes:

(1) Equity value assumes no debt and total cash of $800.0MM and $50.0MM in golden parachute liabilities.

    Base case as provided by management.

    Upside case as provided by management.

    Sensitivity case same as base case but assuming 2000E gross margins for desktop segment of disc drive business remain constant throughout 2008E.

PROJECT SPACE

- THE PROPOSED TRANSACTION REFLECTS A 12% - 36% PREMIUM TO A HYPOTHETICAL AFTER-TAX SUM-OF-THE-PARTS ANALYSIS

-   THESE VALUES WOULD NOT BE REALIZABLE TODAY GIVEN LIQUIDITY AND OTHER
    CONSTRAINTS



================================================================================
VALUATION ANALYSIS
================================================================================

HYPOTHETICAL SUM-OF-THE-PARTS VALUE

--------------------------------------------------------------------------------

                                                    LOW                 HIGH
                                                  --------            --------
Operating Businesses(1)                           $  1,000            $  4,000
Venus Shares(2)                                   $ 11,969            $ 11,969
Other Investments(3)                              $    712            $    712
Cash (after-tax)(4)                               $  1,185            $  1,185
Debt                                              $   (755)           $   (705)
                                                  --------            --------
TOTAL                                             $ 14,161            $ 17,161

  Per Share                                       $  57.16            $  69.27

------------------------------------------------------------------------------
INDICATED TRANSACTION VALUE(5)                    $ 19,196            $ 19,196
  Per Share                                       $  77.48            $  77.48
  % Premium to Sum-of-the-Parts                         36%                 12%
==============================================================================

Notes:

(1) Excludes cash, includes Drives, Tape, Software and XIOtech. Range reflects base case discounted equity value up to the hypothetical sum-of-the-parts value.

(2) After-tax value.

(3) After-tax value of SanDisk, CVC, Gadzoox and Dragon Systems.

(4) Includes SanDisk proceeds.

(5) Based on prices as of 3/28/00.

PROJECT SPACE

================================================================================
SECTION 3
================================================================================

ALTERNATIVE TRANSACTION STRUCTURES

--------------------------------------------------------------------------------

PROJECT SPACE

================================================================================
ALTERNATIVE TRANSACTION STRUCTURES
================================================================================

OVERVIEW OF STRUCTURES

--------------------------------------------------------------------------------

-   Each structure must be evaluated on a number of dimensions

    -   Value for shareholders

    -   Timing / certainty

    -   Management impact

    -   Risk / uncertainty

- The proposed structure (Venus Merger / Sale of Businesses) has many benefits versus other structures

    - Most certainty of value (fixed number of Venus shares, cash portion determined with fixed formula)

    -   Achievable near-term

    -   Management support

    -   "Permanent" resolution of embedded Venus investments

PROJECT SPACE

- The current proposal offers the most certainty to Star shareholders in terms of value and completion risk


================================================================================
ALTERNATIVE TRANSACTION STRUCTURES
================================================================================

SUMMARY VALUATION

--------------------------------------------------------------------------------

VALUE PER STAR SHARE (1)
$
--------------------------------------------------------------------------------

                                                   VALUE PER STAR SHARE (1)
                                                   ------------------------
                                                    LOW               HIGH
                                                   ------            ------
Current Proposal (Venus Merger/Sale) (2)           $77.48            $82.47
Status Quo (3)                                      33.69             95.39
HoldCo / Tax-Free Spin (4)                          69.75             88.78
HoldCo / Taxable Spin (5)                           69.75             88.78
Venus Merger / Spin (6)                             75.76             86.78

--------------------------------------------------------------------------------

Notes:

(1)  Reflects Venus share price of $154.94 as of 3/28/00.

(2) High end includes pick-up related to Venus EPS accretion and includes amount from tax refund, shown in different color.

(3) Assumes operating business trades at 10 - 15 P/E, annual Venus share price increases /(decreases) 40%-(20%). Star continues to sell Venus shares and repurchases own shares, 20% discount rate applied.

(4) Assumes tax-free spin-off of operating businesses, which is assumed to trade at equity values of $1,500 - 3,500 million, remaining Star holding Venus shares as well as Software and Tape businesses will trade at 5-20% discount to the pre-tax value of underlying Venus shares.

(5) Assumes taxable spin-off of all assets excluding Venus shares, SpinCo is assumed to trade at equity values of $1,500 - 3,500 million. Remaining Star (holding only Venus shares) will trade at 5-20% discount to the pre-tax value of the underlying Venus shares.

(6) Assumes spin-off of all assets excluding Venus shares and investments, SpinCo is assumed to trade at equity values of $1,500 - 3,500 million. Remaining Star (holding Venus shares and other investments) will merge with Venus under same structure as current proposal.

PROJECT SPACE

================================================================================
ALTERNATIVE TRANSACTION STRUCTURES
================================================================================

OVERVIEW OF POTENTIAL STRUCTURES

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1.  CURRENT PROPOSAL (VENUS MERGER / SALE)

    -   Sale of Operating Business to Financial Buyer

    -   Merge remaining Star (holding Venus shares and investments) with Venus

    -   Star shareholders to receive Venus shares and cash

--------------------------------------------------------------------------------

2.  STATUS QUO

    -   Continue current business model

    -   Manage Operating Businesses under scrutiny of public markets

    -   Sell Venus shares (taxable transaction)

    -   Buy-back Star stock

--------------------------------------------------------------------------------

3.  HOLDCO / TAX-FREE SPIN

    -   Spin-off Drives in tax-free transaction

    -   HoldCo would hold Venus shares, software and tape

    -   Continue to manage under scrutiny of public markets

--------------------------------------------------------------------------------

4.  HOLDCO / TAXABLE SPIN

    -   Spin-off all operating businesses, investments and excess net cash

    -   Remaining shell would hold only Venus shares

--------------------------------------------------------------------------------

5.  VENUS MERGER / SPIN

    - Spin off Operating Businesses to shareholders (tax-free to shareholders, taxable to Star)

    -   Merge remaining Star (holding Venus shares and investments) with Venus

    -   Star shareholders to receive Venus shares and shares in Operating
        Company

--------------------------------------------------------------------------------

PROJECT SPACE

================================================================================
SECTION 4
================================================================================

OPERATING BUSINESS VALUATION

--------------------------------------------------------------------------------

PROJECT SPACE

================================================================================
OPERATING BUSINESS VALUATION
================================================================================

SUMMARY VALUATION

($MM, EXCEPT PER SHARE AMOUNTS)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

OPERATING BUSINESSES EQUITY VALUE (1)

--------------------------------------------------------------------------------

                                                OPERATING BUSINESSES EQUITY VALUE(1)
                                                ------------------------------------
                                                 PROPOSAL        LOW           HIGH
                                                ----------      ------        ------
TRADING VALUATION
    Comparable Companies
       .20x - .45x CY2000E Revenue                $2,000        $2,200        $4,000
    Discounted Equity Value
       8x - 16x CY2001E Net Income
           Upside                                  2,000         2,900         6,000
           Base                                    2,000         1,500         3,100
           Sensitivity                             2,000         1,200         2,400
       8x - 16x CY2002E Net Income
           Upside                                  2,000         3,400         7,300
           Base                                    2,000         1,800         4,000
           Sensitivity                             2,000         1,200         2,700

PRIVATE MARKET VALUATION
    DCF Analysis Upside Case                       2,000         5,400         6,900
    DCF Analysis Base Case                         2,000         3,500         4,400
    DCF Analysis Sensitivity Case                  2,000         2,400         2,900
    Hypothetical Sum-of-the-Parts Analysis         2,000         2,600         4,700

Note:

(1) Reflects all operating businesses with a balance sheet of $800MM of cash and $50 million of non-operating liabilities.

================================================================================
OPERATING BUSINESS VALUATION
================================================================================

SUMMARY VALUATION
($MM, EXCEPT PER SHARE AMOUNTS)

--------------------------------------------------------------------------------

                                                                                                AGGREGATE
                                                                            MULTIPLE RANGE       VALUE(1)       EQUITY VALUE(1)
                                                                FINANCIAL  ---------------   ----------------   ----------------
              VALUATION METHODOLOGY                             STATISTIC   LOW      HIGH     LOW       HIGH      LOW     HIGH
----------------------------------------------------------      ---------  ------   ------   -------   ------   -------   ------
TRADING VALUATION
Value Based on Comparable Companies
  CY2000E Revenue(2)                                              $7,135   0.20x-    0.45x   $1,425-   $3,200   $2,175-   $3,950

Value Based on Discounted Equity Value Analysis CY2001E(3)
    15.0% - 20.0% Discount Rate - Upside Case                     $  419    8.0x-    16.0x   $2,060-   $5,164   $2,910-   $6,014
    15.0% - 20.0% Discount Rate - Base Case                       $  217    8.0x-    16.0x     $663-   $2,276   $1,513-   $3,126
    15.0% - 20.0% Discount Rate - Sensitivity Case                $  166    8.0x-    16.0x     $303-   $1,532   $1,153-   $2,382

Value Based on Discounted Equity Value Analysis CY2002E(3)
    15.0% - 20.0% Discount Rate - Upside Case                     $  584    8.0x-    16.0x   $2,531-   $6,440   $3,381-   $7,290
    15.0% - 20.0% Discount Rate - Base Case                       $  318    8.0x-    16.0x     $998-   $3,133   $1,848-   $3,983
    15.0% - 20.0% Discount Rate - Sensitivity Case                $  213    8.0x-    16.0x     $382-   $1,807   $1,232-   $2,657

PRIVATE MARKET VALUATION
Value Based on Discounted Cash Flow Analysis - Upside Case
    6.0x - 9.0x EBITA exit multiple, 15.0% Discount Rate                                     $4,681-   $6,139   $5,431-   $6,889

Value Based on Discounted Cash Flow Analysis - Base Case
    6.0x - 9.0x EBITA exit multiple, 15.0% Discount Rate                                     $2,789-   $3,696   $3,539-   $4,446

Value Based on Discounted Cash Flow Analysis - Sensitivity Case
    6.0x - 9.0x EBITA exit multiple, 15.0% Discount Rate                                     $1,624-   $2,169   $2,374-   $2,919

Value Based on Hypothetical Sum-of-the-Parts Valuation                                       $1,880-   $3,960   $2,630-   $4,710

Notes:

(1) Based on $800.0MM of cash and no debt and assumed $50.0MM in golden parachute liabilities.

(2) Based on MSDW research.

(3) Discounted to 3/28/00.

================================================================================
OPERATING BUSINESS VALUATION
================================================================================

HISTORICAL AGGREGATE VALUE / REVENUE

--------------------------------------------------------------------------------


                              [PERFORMANCE GRAPH]


                                 REVENUE MULTIPLE
                  ---------------------------------------------------------

  DATE            MXTR          WDC           HDD          CURRENT PROPOSAL
--------          ----          ----          ----         ----------------
 3/28/00          0.56 x        0.44 x        0.17 x             0.18 x
 3/27/00          0.60          0.47          0.19               0.18
 3/24/00          0.56          0.49          0.18               0.18
 3/23/00          0.53          0.49          0.18               0.18
 3/22/00          0.53          0.45          0.18               0.18
 3/21/00          0.51          0.41          0.17               0.18
 3/20/00          0.47          0.40          0.18               0.18
 3/17/00          0.51          0.42          0.17               0.18
 3/16/00          0.51          0.43          0.16               0.18
 3/15/00          0.47          0.37          0.13               0.18
 3/14/00          0.47          0.39          0.13               0.18
 3/13/00          0.50          0.39          0.15               0.18
 3/10/00          0.46          0.30          0.12               0.18
  3/9/00          0.47          0.32          0.14               0.18
  3/8/00          0.40          0.27          0.12               0.18
  3/7/00          0.37          0.27          0.11               0.18
  3/6/00          0.33          0.28          0.11               0.18
  3/3/00          0.31          0.27          0.10               0.18
  3/2/00          0.31          0.28          0.11               0.18
  3/1/00          0.33          0.28          0.12               0.18
 2/29/00          0.30          0.27          0.09               0.18
 2/28/00          0.26          0.24          0.08               0.18
 2/25/00          0.23          0.24          0.07               0.18
 2/24/00          0.24          0.25          0.08               0.18
 2/23/00          0.25          0.26          0.09               0.18
 2/22/00          0.22          0.25          0.09               0.18
 2/18/00          0.23          0.26          0.08               0.18
 2/17/00          0.24          0.27          0.08               0.18
 2/16/00          0.24          0.27          0.09               0.18
 2/15/00          0.24          0.27          0.09               0.18
 2/14/00          0.22          0.28          0.09               0.18
 2/11/00          0.23          0.29          0.09               0.18
 2/10/00          0.24          0.28          0.09               0.18
  2/9/00          0.25          0.29          0.09               0.18
  2/8/00          0.25          0.30          0.09               0.18
  2/7/00          0.26          0.31          0.09               0.18
  2/4/00          0.27          0.30          0.10               0.18
  2/3/00          0.27          0.30          0.10               0.18
  2/2/00          0.27          0.28          0.10               0.18
  2/1/00          0.27          0.28          0.10               0.18
 1/31/00          0.24          0.28          0.08               0.18
 1/28/00          0.27          0.28          0.08               0.18
 1/27/00          0.28          0.27          0.09               0.18
 1/26/00          0.30          0.30          0.09               0.18
 1/25/00          0.29          0.31          0.09               0.18
 1/24/00          0.28          0.28          0.10               0.18

 1/21/00          0.30          0.30          0.12               0.18
 1/20/00          0.31          0.32          0.16               0.18
 1/19/00          0.31          0.34          0.14               0.18
 1/18/00          0.31          0.30          0.13               0.18
 1/14/00          0.30          0.27          0.12               0.18
 1/13/00          0.30          0.26          0.12               0.18
 1/12/00          0.29          0.27          0.12               0.18
 1/11/00          0.29          0.31          0.10               0.18
 1/10/00          0.31          0.29          0.11               0.18
  1/7/00          0.28          0.33          0.11               0.18
  1/6/00          0.26          0.27          0.10               0.18
  1/5/00          0.25          0.26          0.09               0.18
  1/4/00          0.24          0.27          0.10               0.18
  1/3/00          0.26          0.24          0.09               0.18
12/31/99          0.26          0.25          0.07               0.18
12/30/99          0.25          0.23          0.06               0.18
12/29/99          0.23          0.23          0.05               0.18
12/28/99          0.22          0.22          0.06               0.18
12/27/99          0.22          0.23          0.07               0.18
12/23/99          0.23          0.23          0.06               0.18
12/22/99          0.22          0.23          0.07               0.18
12/21/99          0.21          0.23          0.07               0.18
12/20/99          0.22          0.24          0.07               0.18
12/17/99          0.23          0.25          0.07               0.18
12/16/99          0.18          0.24          0.06               0.18
12/15/99          0.18          0.22          0.04               0.18
12/14/99          0.18          0.22          0.05               0.18
12/13/99          0.18          0.22          0.05               0.18
12/10/99          0.18          0.22          0.05               0.18
 12/9/99          0.19          0.22          0.06               0.18
 12/8/99          0.21          0.22          0.06               0.18
 12/7/99          0.21          0.23          0.06               0.18
 12/6/99          0.21          0.23          0.06               0.18
 12/3/99          0.20          0.23          0.07               0.18
 12/2/99          0.20          0.23          0.06               0.18
 12/1/99          0.20          0.23          0.06               0.18
11/30/99          0.21          0.23          0.07               0.18
11/29/99          0.22          0.25          0.06               0.18
11/26/99          0.23          0.23          0.06               0.18
11/24/99          0.23          0.23          0.06               0.18
11/23/99          0.23          0.23          0.06               0.18
11/22/99          0.24          0.23          0.08               0.18
11/19/99          0.24          0.23          0.08               0.18
11/18/99          0.26          0.24          0.08               0.18
11/17/99          0.26          0.24          0.08               0.18
11/16/99          0.25          0.23          0.07               0.18
11/15/99          0.25          0.23          0.07               0.18
11/12/99          0.25          0.23          0.07               0.18
11/11/99          0.23          0.23          0.07               0.18
11/10/99          0.26          0.25          0.08               0.18
 11/9/99          0.20          0.20          0.06               0.18
 11/8/99          0.20          0.19          0.05               0.18

 11/5/99          0.19          0.18          0.04               0.18
 11/4/99          0.17          0.18          0.04               0.18
 11/3/99          0.17          0.20          0.04               0.18
 11/2/99          0.17          0.20          0.04               0.18
 11/1/99          0.18          0.20          0.05               0.18
10/29/99          0.18          0.20          0.05               0.18
10/28/99          0.17          0.20          0.05               0.18
10/27/99          0.16          0.20          0.04               0.18
10/26/99          0.16          0.19          0.05               0.18
10/25/99          0.17          0.19          0.06               0.18
10/22/99          0.18          0.21          0.04               0.18
10/21/99          0.18          0.21          0.04               0.18
10/20/99          0.19          0.21          0.04               0.18
10/19/99          0.18          0.21          0.04               0.18
10/18/99          0.19          0.21          0.04               0.18
10/15/99          0.19          0.22          0.04               0.18
10/14/99          0.20          0.22          0.05               0.18
10/13/99          0.19          0.22          0.05               0.18
10/12/99          0.21          0.22          0.06               0.18
10/11/99          0.21          0.23          0.06               0.18
 10/8/99          0.22          0.22          0.04               0.18
 10/7/99          0.22          0.23          0.05               0.18
 10/6/99          0.22          0.24          0.06               0.18
 10/5/99          0.22          0.23          0.06               0.18
 10/4/99          0.23          0.24          0.07               0.18
 10/1/99          0.23          0.25          0.07               0.18
 9/30/99          0.23          0.23          0.08               0.18
 9/29/99          0.22          0.23          0.07               0.18
 9/28/99          0.21          0.24          0.06               0.18
 9/27/99          0.21          0.25          0.08               0.18
 9/24/99          0.19          0.26          0.08               0.18
 9/23/99          0.20          0.27          0.07               0.18
 9/22/99          0.21          0.26          0.08               0.18
 9/21/99          0.21          0.25          0.09               0.18
 9/20/99          0.20          0.27          0.09               0.18
 9/17/99          0.21          0.28          0.10               0.18
 9/16/99          0.21          0.27          0.09               0.18
 9/15/99          0.23          0.29          0.11               0.18
 9/14/99          0.24          0.30          0.10               0.18
 9/13/99          0.24          0.31          0.12               0.18
 9/10/99          0.25          0.31          0.12               0.18
  9/9/99          0.25          0.32          0.12               0.18
  9/8/99          0.24          0.33          0.11               0.18
  9/7/99          0.26          0.34          0.11               0.18
  9/3/99          0.26          0.35          0.10               0.18
  9/2/99          0.25          0.35          0.10               0.18
  9/1/99          0.23          0.37          0.09               0.18
 8/31/99          0.22          0.35          0.07               0.18
 8/30/99          0.22          0.33          0.07               0.18
 8/27/99          0.21          0.32          0.08               0.18
 8/26/99          0.22          0.33          0.09               0.18
 8/25/99          0.22          0.34          0.10               0.18

 8/24/99          0.23          0.34          0.09               0.18
 8/23/99          0.22          0.33          0.09               0.18
 8/20/99          0.22          0.34          0.10               0.18
 8/19/99          0.24          0.39          0.12               0.18
 8/18/99          0.22          0.33          0.10               0.18
 8/17/99          0.20          0.28          0.07               0.18
 8/16/99          0.18          0.26          0.08               0.18
 8/13/99          0.16          0.23          0.07               0.18
 8/12/99          0.16          0.22          0.06               0.18
 8/11/99          0.16          0.23          0.07               0.18
 8/10/99          0.16          0.23          0.05               0.18
  8/9/99          0.16          0.23          0.05               0.18
  8/6/99          0.16          0.24          0.05               0.18
  8/5/99          0.16          0.25          0.05               0.18
  8/4/99          0.16          0.24          0.06               0.18
  8/3/99          0.17          0.25          0.08               0.18
  8/2/99          0.18          0.27          0.08               0.18
 7/30/99          0.18          0.29          0.07               0.18
 7/29/99          0.17          0.29          0.08               0.18
 7/28/99          0.17          0.29          0.08               0.18
 7/27/99          0.16          0.29          0.06               0.18
 7/26/99          0.15          0.29          0.06               0.18
 7/23/99          0.16          0.30            NA               0.18
 7/22/99          0.16          0.33            NA               0.18
 7/21/99          0.16          0.35            NA               0.18
 7/20/99          0.16          0.34            NA               0.18
 7/19/99          0.16          0.35            NA               0.18
 7/16/99          0.17          0.36            NA               0.18
 7/15/99          0.21          0.39            NA               0.18
 7/14/99          0.22          0.40            NA               0.18
 7/13/99          0.18          0.34            NA               0.18
 7/12/99          0.18          0.35            NA               0.18
  7/9/99          0.18          0.36            NA               0.18
  7/8/99          0.17          0.36            NA               0.18
  7/7/99          0.18          0.37            NA               0.18
  7/6/99          0.18          0.37            NA               0.18
  7/2/99          0.17          0.37            NA               0.18
  7/1/99          0.17          0.37            NA               0.18
 6/30/99          0.16          0.37            NA               0.18
 6/29/99          0.14          0.36            NA               0.18
 6/28/99          0.14          0.37            NA               0.18
 6/25/99          0.14          0.36            NA               0.18
 6/24/99          0.14          0.37            NA               0.18
 6/23/99          0.15          0.38            NA               0.18
 6/22/99          0.15          0.38            NA               0.18
 6/21/99          0.15          0.38            NA               0.18
 6/18/99          0.15          0.38            NA               0.18
 6/17/99          0.15          0.37            NA               0.18
 6/16/99          0.15          0.39            NA               0.18
 6/15/99          0.14          0.39            NA               0.18
 6/14/99          0.17          0.41            NA               0.18
 6/11/99          0.18          0.42            NA               0.18

 6/10/99          0.18          0.43            NA               0.18
  6/9/99          0.17          0.44            NA               0.18
  6/8/99          0.17          0.42            NA               0.18
  6/7/99          0.19          0.44            NA               0.18
  6/4/99          0.18          0.43            NA               0.18
  6/3/99          0.19          0.44            NA               0.18
  6/2/99          0.20          0.44            NA               0.18
  6/1/99          0.20          0.45            NA               0.18
 5/28/99          0.20          0.45            NA               0.18
 5/27/99          0.20          0.44            NA               0.18
 5/26/99          0.20          0.44            NA               0.18
 5/25/99          0.21          0.47            NA               0.18
 5/24/99          0.21          0.49            NA               0.18
 5/21/99          0.23          0.50            NA               0.18
 5/20/99          0.23          0.52            NA               0.18
 5/19/99          0.24          0.50            NA               0.18
 5/18/99          0.25          0.50            NA               0.18
 5/17/99          0.27          0.50            NA               0.18
 5/14/99          0.26          0.51            NA               0.18
 5/13/99          0.25          0.51            NA               0.18
 5/12/99          0.27          0.49            NA               0.18
 5/11/99          0.26          0.47            NA               0.18
 5/10/99          0.24          0.47            NA               0.18
  5/7/99          0.22          0.43            NA               0.18
  5/6/99          0.22          0.43            NA               0.18
  5/5/99          0.23          0.44            NA               0.18
  5/4/99          0.22          0.43            NA               0.18
  5/3/99          0.22          0.45            NA               0.18
 4/30/99          0.19          0.46            NA               0.18
 4/29/99          0.17          0.47            NA               0.18
 4/28/99          0.19          0.46            NA               0.18
 4/27/99          0.19          0.50            NA               0.18
 4/26/99          0.18          0.42            NA               0.18
 4/23/99          0.19          0.43            NA               0.18
 4/22/99          0.28          0.42            NA               0.18
 4/21/99          0.25          0.38            NA               0.18
 4/20/99          0.24          0.40            NA               0.18
 4/19/99          0.25          0.40            NA               0.18
 4/16/99          0.28          0.40            NA               0.18
 4/15/99          0.27          0.41            NA               0.18
 4/14/99          0.31          0.40            NA               0.18
 4/13/99          0.30          0.40            NA               0.18
 4/12/99          0.28          0.42            NA               0.18
  4/9/99          0.29          0.41            NA               0.18
  4/8/99          0.29          0.42            NA               0.18
  4/7/99          0.27          0.42            NA               0.18
  4/6/99          0.26          0.43            NA               0.18
  4/5/99          0.27          0.44            NA               0.18
  4/1/99          0.27          0.45            NA               0.18
 3/31/99          0.25          0.45            NA               0.18
 3/30/99          0.25          0.45            NA               0.18
 3/29/99          0.26          0.47            NA               0.18

 3/26/99          0.26          0.48            NA               0.18

================================================================================

================================================================================
OPERATING BUSINESS VALUATION
================================================================================

HISTORICAL FINANCIAL PERFORMANCE

--------------------------------------------------------------------------------


                                       HISTORICAL(1)                          ESTIMATED         PROJECTED - BASE CASE
                 ----------------------------------------------------------   ---------    --------------------------------
                  1995A       1996A       1997A        1998A        1999A       2000E       2001E       2002E       2003E
                 --------    --------    --------     --------     --------   ---------    --------    --------    --------
TOTAL REVENUE    $7,256.2    $8,588.4    $8,507.4     $6,522.2     $6,539.2    $6,619.0    $7,417.1    $8,563.8    $9,503.5
    % Growth                     18.4%       N.M.        (23.3%)        0.3%        1.2%       12.1%       15.5%       11.0%

GROSS PROFIT      1,373.4     1,581.0     1,846.8        820.1      1,357.1     1,261.3     1,405.8     1,692.1     2,042.1
    % of Sales       18.9%       18.4%       21.7%        12.6%        20.8%       19.1%       19.0%       19.8%       21.5%

EBITA               495.2       575.6     1,021.2       (144.3)       360.5       141.3       188.8       316.1       448.9
    % of Sales        6.8%        6.7%       12.0%        (2.2%)        5.5%        2.1%        2.5%        3.7%        4.7%



Note:

(1) Data from 1997 onwards excludes NSMG contribution.

================================================================================
OPERATING BUSINESS VALUATION
================================================================================

COMPARISON OF PROJECTIONS(1)

--------------------------------------------------------------------------------


                              [PERFORMANCE GRAPH]


                                                  COMPARISON OF PROJECTIONS (1)
               --------------------------------------------------------------------------------------------------------

                                 REVENUES ($MM)                                     GROSS MARGIN (%)
               -------------------------------------------------   ----------------------------------------------------

                             UPSIDE        BUYER     SENSITIVITY                  UPSIDE        BUYER       SENSITIVITY
FISCAL YEAR    BASE CASE      CASE         CASE         CASE       BASE CASE       CASE          CASE          CASE
-----------    ---------    ---------    ---------   -----------   ---------     ---------     ---------    -----------
   1997A       $ 8,507.4                                                21.7%
   1998A         6,522.2                                                12.6
   1999A         6,539.2                                                20.8
   2000E         6,619.0    $ 6,619.0    $ 6,619.0    $ 6,619.0         19.1          19.1%         19.1%         19.1%
   2001E         7,417.1      8,185.1      7,393.2      7,417.1         19.0          19.5          18.9          18.1
   2002E         8,563.8     10,145.9      7,797.4      8,563.8         19.8          22.4          19.4          18.9
   2003E         9,503.5     11,283.1      8,309.7      9,503.5         21.5          23.0          19.4          19.3
   2004E        10,416.3     12,626.1      8,801.2     10,416.3         22.2          23.7          19.3          20.1
   2005E        11,359.0     13,960.5      9,269.1     11,359.0         23.1          24.5          19.4          21.1
   2006E        12,349.7     15,404.2      9,759.1     12,349.7         24.5          25.4          19.6          22.1
   2007E        13,582.6     17,131.5     10,355.1     13,582.6         26.0          26.8          20.3          23.8
   2008E        15,132.2     19,298.7     11,087.7     15,132.2         27.8          28.2          21.2          25.7

================================================================================



Notes:

1.  Sources:

    Base Case: Base Case as provided by management

    Upside Case: Upside Case as provided by management

    Buyer Case: Projections developed by Financial Buyer

    Sensitivity Case: same as Base Case but assuming 2000E gross margins for desktop segment of disc drive business remain constant throughout 2008.

================================================================================
OPERATING BUSINESS VALUATION
================================================================================

COMPARISON OF PROJECTIONS(1)

--------------------------------------------------------------------------------


                                                   COMPARISON OF PROJECTIONS (1)
               --------------------------------------------------------------------------------------------------------

                                 EBITA ($MM)                                       EBITA MARGIN (%)
               -------------------------------------------------   ----------------------------------------------------

                             Upside        Buyer     Sensitivity                  Upside         Buyer      Sensitivity
Fiscal Year    Base Case      Case         Case         Case       Base Case       Case          Case          Case
-----------    ---------    ---------    ---------   -----------   ---------     ---------     ---------    -----------
   1997A       $ 1,021.2                                                12.0%
   1998A          -144.3                                                -2.2
   1999A           360.5                                                 5.5
   2000E           141.3    $   141.3    $   141.3    $   141.3          2.1           2.1%          2.1%          2.1%
   2001E           188.8        364.5        188.8        124.7          2.5           4.5           2.6           1.7
   2002E           316.1        689.0        322.1        242.3          3.7           6.8           4.1           2.8
   2003E           448.9        782.6        363.2        242.1          4.7           6.9           4.4           2.5
   2004E           498.6        866.8        377.9        281.5          4.8           6.9           4.3           2.7
   2005E           613.9        999.8        403.4        385.9          5.4           7.2           4.4           3.4
   2006E           724.2       1167.0        406.5        436.4          5.9           7.6           4.2           3.5
   2007E           842.1       1348.9        443.2        539.8          6.2           7.9           4.3           4.0
   2008E           988.2       1563.3        492.8        670.8          6.5           8.1           4.4           4.4

================================================================================


Notes:

1.  Sources:

    Base Case: Base Case as provided by management

    Upside Case: Upside Case as provided by management

    Buyer Case: Projections developed by Financial Buyer

    Sensitivity Case: same as Base Case but assuming 2000E gross margins for desktop segment of disc drive business remain constant throughout 2008.

================================================================================
OPERATING BUSINESS VALUATION
================================================================================

PROJECTED FUTURE PROFITABILITY(1)

--------------------------------------------------------------------------------

-   ALL OF THE PROJECTIONS REFLECT FINANCIAL IMPROVEMENT VERSUS 2000E RESULTS

- GIVEN THE CYCLICALITY OF THE DRIVES BUSINESS, FUTURE EARNINGS ARE DIFFICULT TO PREDICT

                                                        EBITA ($MM)
                          ------------------------------------------------------------------------
                          DRIVES         SOFTWARE          TAPES          SAN / NAS       CONSUMER
                          ------         --------          ------         ---------       --------
2000                      $161.0          ($28.0)          $ 23.0          $  1.3          ($16.0)
2003-Sensitivity           144.8            41.3             39.1            12.0             5.0
2003-Buyer                 298.4            22.8             36.0             6.0             0.0
2003-Base                  351.6            41.3             39.1            12.0             5.0
2003-Upside                635.5            41.3             39.1            25.5            41.3

================================================================================

Notes:

1.  Sources:

    Base Case: Base Case as provided by management

    Upside Case: Upside Case as provided by management

    Buyer Case: Projections developed by Financial Buyer

    Sensitivity Case: same as Base Case but assuming 2000E gross margins for desktop segment of disc drive business remain constant throughout 2008.

================================================================================
SECTION 5
================================================================================

VENUS OVERVIEW

--------------------------------------------------------------------------------

================================================================================
VENUS OVERVIEW
================================================================================
VENUS STOCK PRICE PERFORMANCE

LAST TWELVE MONTHS

--------------------------------------------------------------------------------


                              [PERFORMANCE GRAPH]


  DATE              VOLUME (000'S)             PRICE
--------            --------------            --------
 3/26/99                2,339.1               $  17.17
 3/29/99                3,135.6                  19.25
 3/30/99                2,318.0                  18.90
 3/31/99                2,689.2                  17.94
  4/1/99                1,107.9                  18.28
  4/5/99                2,669.0                  19.50
  4/6/99                2,207.7                  19.72
  4/7/99                6,528.2                  18.28
  4/8/99                6,229.4                  17.44
  4/9/99                3,214.8                  17.67
 4/12/99                2,558.7                  17.51
 4/13/99                2,951.6                  18.36
 4/14/99                5,129.6                  19.19
 4/15/99                4,016.7                  18.53 < April 15, 1999 - Announces 1Q99 revenues of $71.9MM,
 4/16/99                6,046.7                  17.94   up 84% Y/Y, and EPS of $0.06, up 45% Y/Y
 4/19/99               10,915.2                  14.25
 4/20/99                7,219.8                  15.36
 4/21/99                3,730.5                  15.61
 4/22/99                4,271.0                  16.14
 4/23/99                3,118.1                  16.92
 4/26/99                3,351.6                  16.75
 4/27/99                2,849.4                  15.68
 4/28/99                8,463.2                  15.08
 4/29/99                4,913.1                  14.29
 4/30/99                3,765.6                  15.78
  5/3/99                2,471.4                  16.00
  5/4/99                4,438.8                  16.21
  5/5/99                6,324.3                  16.22
  5/6/99                2,763.0                  16.11
  5/7/99                3,077.6                  15.75
 5/10/99                3,123.0                  15.44
 5/11/99                2,332.4                  16.03
 5/12/99                4,878.5                  16.63
 5/13/99                7,093.4                  17.32
 5/14/99                6,663.6                  17.56
 5/17/99                2,088.5                  17.51
 5/18/99                4,417.7                  18.11
 5/19/99                3,461.0                  18.19
 5/20/99                5,087.7                  17.92
 5/21/99                1,494.0                  17.92
 5/24/99                3,691.8                  17.64
 5/25/99                3,231.0                  17.56
 5/26/99                7,851.2                  18.24
 5/27/99               15,427.4                  19.65
 5/28/99                8,571.6                  19.61
  6/1/99               11,040.8                  19.69
  6/2/99                6,521.0                  19.99

  6/3/99                4,578.3                  19.82
  6/4/99                5,519.7                  20.78
  6/7/99                8,307.9                  21.58 < June 7, 1999 - Announces 2-for-1 stock split
  6/8/99                5,582.7                  21.03
  6/9/99                3,935.7                  20.75
 6/10/99                3,483.9                  19.96
 6/11/99                2,894.0                  19.99
 6/14/99                5,490.0                  19.61
 6/15/99                2,339.6                  19.85
 6/16/99                6,268.5                  20.00
 6/17/99                2,599.7                  19.79
 6/18/99                3,864.2                  19.78 < June 18, 1999 - Adopts shareholder rights plan
 6/21/99                5,574.2                  20.67
 6/22/99                6,844.5                  21.00
 6/23/99                2,653.2                  21.14
 6/24/99                2,914.2                  20.78
 6/25/99                2,231.6                  20.44
 6/28/99                2,158.2                  20.83
 6/29/99                3,461.4                  20.69
 6/30/99                4,742.6                  21.10
  7/1/99                3,456.5                  20.86
  7/2/99                2,541.2                  21.39
  7/6/99                7,449.3                  23.53
  7/7/99                4,715.6                  22.99
  7/8/99                3,398.4                  23.17
  7/9/99                1,627.7                  23.11
 7/12/99                3,938.4                  22.14
 7/13/99                2,138.4                  22.67
 7/14/99                2,948.4                  23.67
 7/15/99                2,989.1                  23.69 < July 15, 1999 - Announces 2Q99 revenues of $155.7MM,
 7/16/99               10,101.6                  27.19   up 70% Y/Y, and EPS of $0.97, up 51% Y/Y
 7/19/99                4,661.6                  27.89 < July 19, 1999 - Terry Cunningham resigns as President
 7/20/99                7,461.9                  25.56   and Chief Operating Officer
 7/21/99                6,146.6                  26.22
 7/22/99                3,936.8                  26.58
 7/23/99                2,558.3                  27.11
 7/26/99                3,112.2                  25.44
 7/27/99                7,606.1                  24.28
 7/28/99                3,552.8                  24.46
 7/29/99                3,183.8                  23.42
 7/30/99                2,375.3                  24.94
  8/2/99                2,183.2                  24.56
  8/3/99                2,813.2                  24.28
  8/4/99                2,110.1                  23.72
  8/5/99                5,115.8                  24.86
  8/6/99                2,431.6                  23.72
  8/9/99                4,244.4                  22.14 < August 8, 1999 - Acquires assets of Noview for
 8/10/99               18,937.1                  21.81   undisclosed terms
 8/11/99                8,119.1                  23.75
 8/12/99                5,185.6                  22.86
 8/13/99                4,044.4                  23.33
 8/16/99                5,060.9                  24.14

 8/17/99                3,904.7                  24.44
 8/18/99                2,178.7                  24.31
 8/19/99                2,180.5                  23.39
 8/20/99                5,815.8                  26.14
 8/23/99                7,795.6                  27.25
 8/24/99                4,291.2                  27.11
 8/25/99                2,353.1                  27.50
 8/26/99                1,738.6                  27.25
 8/27/99                2,578.1                  26.28
 8/30/99                1,567.1                  25.74
 8/31/99                2,098.6                  26.33
  9/1/99                2,652.1                  27.44
  9/2/99                3,730.1                  27.97
  9/3/99                4,974.8                  29.17
  9/7/99                2,600.1                  29.28
  9/8/99                3,169.6                  30.03
  9/9/99                3,258.2                  31.49
 9/10/99                4,839.1                  31.54
 9/13/99                4,855.3                  29.61
 9/14/99                3,970.4                  30.50
 9/15/99                4,519.4                  31.19
 9/16/99                3,336.3                  31.83
 9/17/99                5,405.0                  34.69
 9/20/99                3,927.6                  34.47
 9/21/99                3,431.3                  33.47
 9/22/99                2,967.3                  35.33
 9/23/99                2,537.8                  34.17
 9/24/99                4,168.6                  34.33
 9/27/99                3,140.3                  34.14
 9/28/99                4,052.7                  35.67
 9/29/99                3,808.1                  34.04
 9/30/99                6,537.6                  33.75
 10/1/99                4,090.5                  32.94
 10/4/99                3,339.5                  34.71
 10/5/99                8,388.7                  37.78 < October 5, 1999 - Announces agreement with Microsoft
 10/6/99                4,331.7                  38.03   to provide data-protection software to Microsoft
 10/7/99                3,647.9                  36.92
 10/8/99                3,010.1                  36.47
10/11/99                2,786.0                  38.47
10/12/99                3,123.2                  37.56
10/13/99                2,460.4                  36.94
10/14/99                3,924.0                  36.21 < October 14, 1999 - Announces 3Q99 revenues of
10/15/99               12,585.4                  40.49   $183.4MM, up 75% Y/Y, and EPS of $0.09, up 76% Y/Y;
10/18/99               12,255.8                  37.67   also announces 3-for-2 stock split
10/19/99                5,020.4                  37.44
10/20/99                6,399.5                  40.06
10/21/99                4,926.6                  41.31
10/22/99                5,819.0                  41.86
10/25/99                3,436.2                  41.75
10/26/99                3,185.6                  39.92
10/27/99                4,008.4                  41.61
10/28/99                6,510.8                  44.94

10/29/99                6,155.6                  47.94
 11/1/99                4,491.2                  47.11
 11/2/99                5,449.7                  46.56
 11/3/99                6,678.9                  47.64
 11/4/99                9,453.8                  48.36
 11/5/99                6,780.2                  48.03
 11/8/99                5,043.2                  49.11
 11/9/99                7,067.9                  51.06
11/10/99                4,122.2                  51.50
11/11/99                3,770.3                  50.53 < November 11, 1999 - Announces that it plans to
11/12/99                3,546.7                  51.58   release new versions of its products that run on
11/15/99                3,813.8                  53.39   multiple operating systems
11/16/99                5,587.7                  58.19
11/17/99                5,731.0                  57.56
11/18/99                5,397.1                  61.39
11/19/99                8,323.2                  64.67
11/22/99                6,625.5                  68.71
11/23/99                6,042.5                  67.08
11/24/99                3,672.6                  68.00
11/26/99                1,366.1                  69.83
11/29/99                4,280.1                  66.79
11/30/99               10,845.8                  61.04
 12/1/99                5,845.5                  62.83
 12/2/99                4,778.7                  66.25
 12/3/99                5,847.3                  70.75
 12/6/99                3,851.6                  69.42
 12/7/99                3,027.9                  69.00
 12/8/99                5,064.5                  69.67
 12/9/99                5,503.7                  71.96
12/10/99                3,990.8                  72.71
12/13/99                3,546.5                  71.71
12/14/99                3,136.8                  68.50
12/15/99                4,928.7                  72.13
12/16/99                6,672.3                  75.33
12/17/99                7,726.2                  78.31
12/20/99                3,943.7                  83.58
12/21/99                5,455.8                  82.63
12/22/99                3,536.0                  89.67
12/23/99                4,334.1                  95.42
12/27/99                4,469.7                  89.08
12/28/99                2,682.2                  90.04
12/29/99                2,488.5                  93.33
12/30/99                2,785.2                  91.25
12/31/99                3,435.9                  95.42
  1/3/00                5,201.9                  94.67
  1/4/00                5,553.3                  86.88
  1/5/00                8,132.9                  84.79
  1/6/00                6,312.5                  76.04
  1/7/00                8,425.1                  83.00
 1/10/00                9,742.7                  95.88
 1/11/00                5,247.8                  88.04
 1/12/00                5,166.0                  84.00

 1/13/00                4,296.8                  93.00
 1/14/00                4,891.2                  97.61
 1/18/00                3,276.0                  98.42
 1/19/00                2,645.6                  98.50
 1/20/00                5,800.4                 103.83
 1/21/00                6,030.8                 114.38
 1/24/00                8,909.4                 100.83
 1/25/00                5,244.6                 106.63
 1/26/00                4,091.9                 104.75
 1/27/00                5,247.3                 105.17 < January 27, 2000 - Announces 4Q99 revenues of
 1/28/00               13,607.0                 102.67   $226.2MM, up 80% Y/Y, and EPS of $0.13, up 46% Y/Y;
 1/31/00                6,764.0                  97.25   also announces 3-for-2 stock split
  2/1/00                5,081.1                 103.13
  2/2/00                4,901.9                 102.42
  2/3/00                3,907.7                 103.71
  2/4/00                6,167.3                 104.63
  2/7/00                3,489.3                 103.92
  2/8/00                6,392.9                 113.13
  2/9/00                4,644.6                 109.83
 2/10/00                4,622.1                 118.92
 2/11/00                3,665.1                 115.01
 2/14/00                2,609.3                 112.38
 2/15/00                4,359.3                 110.67
 2/16/00                3,740.0                 110.79
 2/17/00                2,913.6                 115.67
 2/18/00                4,621.7                 115.38
 2/22/00                3,595.7                 114.63
 2/23/00                5,486.9                 122.08
 2/24/00                5,214.0                 126.50
 2/25/00                4,142.3                 120.79
 2/28/00                4,318.8                 125.38
 2/29/00                4,124.9                 131.92
  3/1/00                3,965.1                 134.17
  3/2/00                3,619.7                 136.42
  3/3/00                5,690.9                 148.25
  3/6/00                5,443.6                 159.06
  3/7/00                5,648.7                 163.69
  3/8/00                5,231.9                 158.81
  3/9/00                4,972.5                 162.94
 3/10/00                4,819.2                 168.69
 3/13/00                4,886.2                 165.75
 3/14/00                4,164.1                 154.75
 3/15/00                8,699.3                 133.44
 3/16/00                8,592.2                 151.75
 3/17/00                4,678.7                 164.38
 3/20/00                6,372.9                 142.50
 3/21/00                7,392.6                 148.56
 3/22/00                4,627.9                 162.25
 3/23/00                3,537.7                 158.94
 3/24/00                3,655.2                 162.56
 3/27/00                3,681.6                 168.44
 3/28/00                5,084.6                 154.94

================================================================================
Source: Factset and Bloomberg

================================================================================
VENUS OVERVIEW
================================================================================

INDEXED PRICE PERFORMANCE

--------------------------------------------------------------------------------


                               [PERFORMANCE GRAPH]


                                  LTM INDEX (BASE 100)
                  ------------------------------------------------------
  DATE             VENUS      COMPARABLES (1)     NASDAQ          S&P500
--------          -------     ---------------     ------          ------
03/26/99           100.0           100.0           100.0           100.0
03/29/99           112.1           102.6           103.0           102.1
03/30/99           110.1           102.1           102.5           101.4
03/31/99           104.5           100.5           101.7           100.3
04/01/99           106.5            98.2           103.1           100.9
04/05/99           113.6            95.8           105.8           103.0
04/06/99           114.9            91.4           106.0           102.7
04/07/99           106.5            87.9           105.2           103.4
04/08/99           101.6            91.6           106.4           104.8
04/09/99           102.9            93.5           107.2           105.1
04/12/99           102.0            92.1           107.4           105.9
04/13/99           107.0            88.8           106.8           105.2
04/14/99           111.8            90.9           103.6           103.6
04/15/99           107.9            91.6           104.2           103.1
04/16/99           104.5            88.6           102.7           102.8
04/19/99            83.0            82.4            97.0           100.5
04/20/99            89.5            85.7            99.6           101.8
04/21/99            90.9            92.2           102.9           104.2
04/22/99            94.0            97.7           105.9           105.9
04/23/99            98.5            98.5           107.1           105.8
04/26/99            97.6           103.2           109.6           106.0
04/27/99            91.3           102.2           107.6           106.2
04/28/99            87.9           100.0           105.4           105.3
04/29/99            83.3            97.2           104.5           104.7
04/30/99            91.9            98.1           105.1           104.1
05/03/99            93.2            97.3           104.8           105.6
05/04/99            94.4            94.1           102.7           103.8
05/05/99            94.5            95.3           104.8           105.0
05/06/99            93.9            93.4           102.2           103.8
05/07/99            91.7            94.4           103.5           104.8
05/10/99            90.0            95.5           104.4           104.5
05/11/99            93.4            99.3           106.1           105.7
05/12/99            96.8           101.7           107.7           106.3
05/13/99           100.9            99.7           106.7           106.6
05/14/99           102.3            99.3           104.5           104.3
05/17/99           102.0           101.0           105.9           104.4
05/18/99           105.5           100.8           105.8           103.9
05/19/99           106.0           104.2           106.5           104.8
05/20/99           104.4           104.6           105.1           104.4
05/21/99           104.4           103.5           104.2           103.7
05/24/99           102.8           102.3           101.4           101.9
05/25/99           102.3            99.2            98.4           100.1
05/26/99           106.2           100.2           100.3           101.7
05/27/99           114.5           100.6           100.0            99.9
05/28/99           114.2           103.3           102.1           101.5
06/01/99           114.7           102.9            99.7           100.9
06/02/99           116.4           104.5           100.5           100.9

06/03/99           115.5           105.7            99.3           101.3
06/04/99           121.0           109.6           102.4           103.5
06/07/99           125.7           112.8           104.3           104.0
06/08/99           122.5           109.6           102.3           102.7
06/09/99           120.9           109.1           104.1           102.8
06/10/99           116.3           108.1           102.7           101.6
06/11/99           116.4           106.8           101.2           100.8
06/14/99           114.2           105.1            99.1           100.9
06/15/99           115.6           106.0            99.8           101.4
06/16/99           116.5           118.7           104.1           103.7
06/17/99           115.3           121.9           105.2           104.5
06/18/99           115.2           122.3           106.0           104.7
06/21/99           120.4           125.5           108.7           105.2
06/22/99           122.3           124.5           106.7           104.1
06/23/99           123.1           125.7           107.4           103.9
06/24/99           121.0           123.3           105.6           102.6
06/25/99           119.1           125.5           105.5           102.5
06/28/99           121.4           128.0           107.6           103.8
06/29/99           120.6           129.2           109.2           105.4
06/30/99           122.9           132.2           111.0           107.0
07/01/99           121.5           132.8           111.9           107.7
07/02/99           124.6           134.4           113.3           108.5
07/06/99           137.1           134.2           113.1           108.2
07/07/99           133.9           135.1           113.4           108.8
07/08/99           135.0           136.4           114.6           108.7
07/09/99           134.6           137.3           115.5           109.4
07/12/99           129.0           137.1           115.3           109.1
07/13/99           132.0           135.6           114.8           108.6
07/14/99           137.9           135.6           116.5           109.0
07/15/99           138.0           139.2           117.4           109.9
07/16/99           158.4           144.5           118.4           110.6
07/19/99           162.5           143.7           117.0           109.7
07/20/99           148.9           134.2           112.9           107.4
07/21/99           152.8           139.1           114.2           107.5
07/22/99           154.9           131.1           111.0           106.1
07/23/99           157.9           131.5           111.3           105.8
07/26/99           148.2           127.2           108.3           105.1
07/27/99           141.4           130.1           110.8           106.2
07/28/99           142.5           131.7           111.8           106.4
07/29/99           136.4           127.7           109.1           104.5
07/30/99           145.3           127.2           109.1           103.6
08/02/99           143.0           126.1           108.5           103.5
08/03/99           141.4           121.7           107.0           103.1
08/04/99           138.2           119.8           105.0           101.8
08/05/99           144.8           124.6           106.1           102.4
08/06/99           138.2           123.8           105.3           101.4
08/09/99           129.0           120.8           104.1           101.2
08/10/99           127.0           118.9           102.9            99.9
08/11/99           138.3           124.2           106.0           101.5
08/12/99           133.2           123.8           105.4           101.2
08/13/99           135.9           131.1           109.0           103.5
08/16/99           140.6           132.1           109.3           103.7

08/17/99           142.4           132.3           110.4           104.8
08/18/99           141.6           130.9           109.9           103.9
08/19/99           136.2           129.6           108.4           103.2
08/20/99           152.3           132.2           109.5           104.2
08/23/99           158.7           136.8           112.4           106.0
08/24/99           157.9           140.7           113.8           106.3
08/25/99           160.2           142.8           116.0           107.7
08/26/99           158.7           142.0           114.7           106.2
08/27/99           153.1           140.8           114.0           105.1
08/30/99           149.9           137.3           112.1           103.2
08/31/99           153.4           138.9           113.2           102.9
09/01/99           159.9           141.1           113.7           103.8
09/02/99           162.9           139.4           113.0           102.8
09/03/99           169.9           147.2           117.5           105.8
09/07/99           170.6           148.7           117.3           105.3
09/08/99           174.9           149.4           116.1           104.8
09/09/99           183.4           153.5           117.9           105.1
09/10/99           183.7           159.7           119.3           105.4
09/13/99           172.5           157.4           117.6           104.8
09/14/99           177.7           158.5           118.6           104.2
09/15/99           181.7           152.0           116.3           102.7
09/16/99           185.4           149.2           116.0           102.8
09/17/99           202.1           156.0           118.6           104.1
09/20/99           200.8           158.0           119.3           104.1
09/21/99           195.0           152.6           116.6           101.9
09/22/99           205.8           155.5           118.1           102.2
09/23/99           199.0           149.8           113.7            99.8
09/24/99           200.0           146.9           113.3            99.6
09/27/99           198.9           147.9           114.2           100.0
09/28/99           207.8           149.5           113.9           100.0
09/29/99           198.3           147.4           112.9            98.9
09/30/99           196.6           149.1           113.5           100.0
10/01/99           191.9           148.2           113.1           100.0
10/04/99           202.2           155.2           115.6           101.7
10/05/99           220.1           157.9           115.7           101.4
10/06/99           221.5           164.0           118.1           103.3
10/07/99           215.0           163.1           118.3           102.7
10/08/99           212.5           167.5           119.3           104.1
10/11/99           224.1           172.5           120.5           104.1
10/12/99           218.8           171.0           118.7           102.4
10/13/99           215.2           167.9           115.8           100.2
10/14/99           210.9           168.7           116.0           100.0
10/15/99           235.8           166.1           112.9            97.2
10/18/99           219.4           163.9           111.2            97.8
10/19/99           218.1           165.0           111.1            98.3
10/20/99           233.3           172.6           115.3           100.5
10/21/99           240.6           172.1           115.8           100.1
10/22/99           243.9           174.1           116.4           101.5
10/25/99           243.2           175.5           116.4           100.8
10/26/99           232.5           177.3           116.2            99.9
10/27/99           242.4           176.8           115.8           101.1
10/28/99           261.8           184.0           118.9           104.6

10/29/99           279.3           195.6           122.6           106.2
11/01/99           274.4           199.9           122.7           105.6
11/02/99           271.2           199.5           123.3           105.1
11/03/99           277.5           203.7           125.2           105.6
11/04/99           281.7           205.0           126.3           106.2
11/05/99           279.8           214.7           128.2           106.8
11/08/99           286.1           217.3           130.0           107.3
11/09/99           297.4           211.1           129.2           106.4
11/10/99           300.0           217.8           130.5           107.1
11/11/99           294.3           220.8           132.2           107.7
11/12/99           300.5           223.3           133.2           108.8
11/15/99           311.0           225.6           133.1           108.7
11/16/99           339.0           231.8           136.1           110.7
11/17/99           335.3           239.2           135.1           110.0
11/18/99           357.6           247.4           138.4           111.1
11/19/99           376.7           246.0           139.3           110.9
11/22/99           400.2           243.0           140.2           110.8
11/23/99           390.8           237.6           138.2           109.5
11/24/99           396.1           243.3           141.4           110.5
11/26/99           406.8           245.2           142.5           110.4
11/29/99           389.1           242.0           141.4           109.7
11/30/99           355.6           236.8           137.9           108.3
12/01/99           366.0           240.7           138.6           109.0
12/02/99           385.9           252.3           142.7           109.8
12/03/99           412.1           268.8           145.5           111.7
12/06/99           404.4           273.5           146.6           111.0
12/07/99           401.9           281.4           148.3           109.9
12/08/99           405.8           277.6           148.2           109.4
12/09/99           419.2           284.2           148.6           109.8
12/10/99           423.5           291.8           149.6           110.5
12/13/99           417.7           290.3           151.2           110.3
12/14/99           399.0           282.7           147.6           109.4
12/15/99           420.1           296.5           149.7           110.2
12/16/99           438.8           305.1           153.6           110.6
12/17/99           456.2           306.7           155.1           110.8
12/20/99           486.9           312.9           156.4           110.5
12/21/99           481.3           327.5           161.7           111.7
12/22/99           522.3           340.5           162.8           112.0
12/23/99           555.8           343.3           164.1           113.7
12/27/99           518.9           337.1           164.3           113.6
12/28/99           524.5           336.1           164.2           113.6
12/29/99           543.7           340.8           167.1           114.1
12/30/99           531.6           340.3           166.9           114.2
12/31/99           555.8           335.4           168.2           114.5
01/03/00           551.5           336.8           170.8           113.4
01/04/00           506.1           315.8           161.3           109.1
01/05/00           493.9           306.9           160.3           109.3
01/06/00           443.0           296.3           154.1           109.4
01/07/00           483.5           316.7           160.5           112.4
01/10/00           558.5           331.5           167.4           113.6
01/11/00           512.9           310.3           162.1           112.1
01/12/00           489.3           299.0           159.1           111.7

01/13/00           541.7           308.6           163.6           113.0
01/14/00           568.6           322.7           168.0           114.2
01/18/00           573.3           325.6           170.8           113.4
01/19/00           573.8           329.6           171.6           113.5
01/20/00           604.9           316.5           173.2           112.7
01/21/00           666.3           319.1           175.1           112.4
01/24/00           587.4           302.0           169.3           109.3
01/25/00           621.1           304.8           172.3           109.9
01/26/00           610.2           305.9           168.2           109.5
01/27/00           612.6           305.4           167.0           109.0
01/28/00           598.1           287.1           160.7           106.0
01/31/00           566.5           286.7           162.9           108.7
02/01/00           600.7           309.3           167.5           109.9
02/02/00           596.6           310.7           168.4           109.8
02/03/00           604.1           327.9           174.1           111.1
02/04/00           609.5           329.3           175.4           111.0
02/07/00           605.3           330.7           178.6           111.0
02/08/00           659.0           338.8           183.0           112.4
02/09/00           639.8           343.2           180.4           110.0
02/10/00           692.7           356.4           185.4           110.4
02/11/00           670.0           348.0           181.7           108.1
02/14/00           654.6           349.9           182.6           108.4
02/15/00           644.7           341.9           182.7           109.3
02/16/00           645.4           350.3           183.0           108.2
02/17/00           673.8           362.8           188.0           108.2
02/18/00           672.1           350.6           182.4           104.9
02/22/00           667.7           373.1           181.1           105.4
02/23/00           711.2           394.1           188.1           106.1
02/24/00           736.9           405.6           190.9           105.5
02/25/00           703.6           395.1           189.8           103.9
02/28/00           730.3           391.2           189.2           105.1
02/29/00           768.4           394.9           194.1           106.5
03/01/00           781.6           391.2           197.8           107.5
03/02/00           794.7           395.2           196.5           107.7
03/03/00           863.6           420.6           203.2           109.9
03/06/00           926.6           410.8           202.7           108.5
03/07/00           953.5           413.7           200.4           105.7
03/08/00           925.1           433.7           202.4           106.5
03/09/00           949.2           455.3           208.6           109.3
03/10/00           982.6           443.0           208.7           108.8
03/13/00           965.5           431.5           202.8           107.9
03/14/00           901.5           408.1           194.6           106.0
03/15/00           777.3           394.7           189.4           108.5
03/16/00           884.0           414.0           195.0           113.7
03/17/00           957.5           423.2           198.3           114.2
03/20/00           830.1           412.1           190.6           113.6
03/21/00           865.4           413.8           194.8           116.5
03/22/00           945.1           435.9           201.1           117.0
03/23/00           925.8           445.4           204.2           119.1
03/24/00           947.0           450.0           205.2           119.1
03/27/00           981.2           465.3           205.0           118.8
03/28/00           902.5           446.9           199.8           117.5

================================================================================

Note:

1. Comparable companies include Microsoft, Cisco, Oracle, i2 Technologies, Siebel Systems and Legato Systems.

================================================================================
VENUS OVERVIEW
================================================================================

TRADING STATISTICS OF SELECTED COMPARABLE COMPANIES

--------------------------------------------------------------------------------


                                 CALENDAR YEAR 2001 ESTIMATES
                        -------------------------------------------------

                                                              AGG VALUE /
COMPANY                 P/E RATIO       P/E 5 YR GROWTH          SALES
-------                 ---------       ---------------       -----------
VeriSign                    625 x             10.4 x             91.8 x
Broadvision                 396                7.9               47.7
i2 Technologies             304                6.8               23.6

-------------------------------------------------------------------------
Venus                       231                4.6               42.2
-------------------------------------------------------------------------

Siebel Systems              140                3.0               15.3
Cisco                       108                3.6               19.2
Oracle                       97                3.9               18.4
Microsoft                    50                2.1               16.5
Legato Systems               44                0.9                6.3
=========================================================================


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